UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
            ________________________________________
                           FORM 8-K

                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934
               ________________________________________

Date of Report (Date of earliest event reported): May 11, 2007

                  UNION NATIONAL FINANCIAL CORPORATION
               ________________________________________
         (Exact name of registrant as specified in its charter)


       Pennsylvania              0-19214            23-2415179
___________________________   _______________   _______________
(State or other jurisdiction (Commission File   (IRS Employer
  of incorporation)           Number)         Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania            17601
________________________________________          _________
(Address of principal executive offices)          (Zip Code)

                           (717) 653-1441
              ________________________________________
          (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   CURRENT REPORT ON FORM 8-K

    Item 1.01  Entry into a Material Definitive Agreement
    _________  ____________________________________________

    Effective May 11, 2007, Union National Financial Corporation (the "Corporation") and Union National Community Bank entered into a Complete Settlement Agreement and General Release (the "Agreement") with Clement M. Hoober dated May 4, 2007. The Agreement relates to the termination of Mr. Hoober's employment. Mr. Hoober served as Chief Financial Officer of the Corporation until March 29, 2007. For a brief description of the material terms and conditions of the Agreement, please refer to Item 5.02 which is incorporated herein by reference, and to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers,
_________    _____________________________________________
             Election of Directors; Appointment of Certain
             ______________________________________________
             Officers; Compensatory Arrangements of Certain
             _______________________________________________
             Officers
             _________

    Effective May 11, 2007, Union National Financial Corporation (the "Corporation") and Union National Community Bank entered into a Complete Settlement Agreement and General Release (the "Agreement") with Clement M. Hoober dated May 4, 2007. The Agreement relates to the termination of Mr. Hoober's employment. Mr. Hoober served as Chief Financial Officer of the Corporation until March 29, 2007.

    The material terms of the Agreement are summarized as follows:

1. The Corporation shall pay Mr. Hoober (a) salary through March 31, 2007, (b) 38 weeks of severance pay, minus appropriate withholdings and/or deductions, (c) COBRA payments until he either is no longer qualified for COBRA or December 22, 2007,
    (d) $3,000 for transition expenses, and (e) $1,500 toward legal fees.
2. The Corporation shall not contest Mr. Hoober's application for unemployment compensation and return all remaining seminar materials to Mr. Hoober.

3. The Corporation acknowledges that there are no restrictions on Mr. Hoober's subsequent employment.

4. In consideration of the above, Mr. Hoober releases the Corporation from any an all liabilities based on his employment or termination.
5. The Corporation shall indemnify Mr. Hoober to the extent permitted by insurance coverage for any action, suit or proceeding resulting from his employment.

6. Mr. Hoober agrees not to disclose any confidential information of the Corporation and return any confidential documents and information to the Corporation.

7. Both parties agree to cooperate to avoid disparagement of either party.

    For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits
_________     _________________________________

 (a)   Financial Statements and Exhibits
       None.

 (b)   Pro Forma Financial Information
       None.

 (c)   Shell Company Transactions
       None.

 (d)   Exhibits.

Exhibit Number               Description
______________   ____________________________________
99.1             Complete Settlement Agreement and General
                 Release between Clement M. Hoober and Union
                 National Financial Corporation, Union National
                 Community Bank dated May 4, 2007 and effective as of May 11, 2007.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
                                       UNION NATIONAL FINANCIAL
                                       CORPORATION
                                       (Registrant)


Dated: May 11, 2007                    /s/ Mark D. Gainer
                                       __________________________
                                       Mark D. Gainer
                                       Chairman, Chief Executive
                                       Officer, and President

Exhibit Number      Description
______________   _________________________________________
99.1             Complete Settlement Agreement and General
                 Release between Clement M. Hoober and Union
                 National Financial Corporation, Union National
                 Community Bank dated May 4, 2007 and effective as of May 11, 2007.

                  COMPLETE SETTLEMENT AGREEMENT
                  _____________________________
                      AND GENERAL RELEASE
                      ___________________

                        READ IT CAREFULLY


    NOTICE TO CLEMENT M. HOOBER:

    This is a very important legal document, and you should carefully review and understand the terms and effect of this document before signing it. By signing this Complete Settlement Agreement and General Release ("Agreement"), you are agreeing to completely release UNION NATIONAL FINANCIAL CORPORATION, UNION NATIONAL COMMUNITY BANK and their subsidiaries, affiliates, directors and officers. Therefore, you should consult with an attorney before signing this Agreement. You have twenty one (21) days from the day of receipt of this document to consider the Agreement. The twenty one (21) days will begin to run on the day after receipt. If you choose to sign the Agreement, you will have an additional seven (7) days following the date of your signature to revoke the Agreement, and the Agreement shall not become effective or enforceable until the revocation period has expired.

    This Complete Settlement Agreement and General Release ("Agreement") by and between Clement M. Hoober ("Executive") and Union National Financial Corporation and Union National Community Bank ("Bank") and each of their subsidiaries and affiliates (collectively "Corporation") is made this 4th day of May, 2007. In this Agreement, the "Corporation" shall at all times include any and all related entities, corporations, subsidiaries, and affiliates.

    In consideration of the foregoing preambles, the mutual covenants and agreements set forth below and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

    1.  Termination of Employment; Payments to Executive

        a. Termination of employment with Corporation shall be effective March 29, 2007. Executive confirms his termination of service with Corporation and all of its subsidiaries, affiliates, joint ventures, partnerships, or any other business enterprises, as well as from any office or position with any trade group or any charitable organization which he or she holds on behalf of the Corporation. Executive hereby confirms his resignation from any and all of the Corporation's, its subsidiaries' and affiliates' Boards of Directors.

        b. In consideration of Executive complying with the terms of this Agreement and provided that Executive continuously and at all times complies with all of his or her obligations pursuant to this Agreement, Corporation shall pay Executive the following severance package:

            i. Corporation shall pay an amount equal to Executive's salary through March 31, 2007, minus all appropriate withholdings and/or deductions on the first regularly scheduled pay date following the termination of Executive's employment;

           ii. Corporation shall provide Executive with thirty-eight (38) weeks of severance, minus all appropriate withholdings and/or deductions payable in accordance with the customary payroll practices of Corporation commencing on the first payroll date, if administratively feasible, after the expiration of the Revocation Period as defined in Section 10;

          iii. Corporation shall pay for Executive's COBRA payments until the earlier of 1) Executive no longer qualifies for COBRA or 2) December 22, 2007;

           iv. Corporation shall pay Executive an amount equal to his unused accrued PTO, minus all appropriate withholdings and/or deductions;

            v. Corporation shall pay Executive an amount equal to $3,000 for outplacement services and other incidental costs related to job placement;

           vi. Corporation shall pay $1,500 toward Mr. Hoober's legal fees in connection with the review of this Agreement;

          vii. Corporation will not contest any application for unemployment compensation;

         viii. Corporation will give Mr. Hoober the seminar material remaining in his previous office; and

           ix. Corporation acknowledges that there are no restrictions on Mr. Hoober's subsequent employment.

        c. Executive acknowledges that he will receive additional information regarding his COBRA benefits via first class mail.
He also acknowledges that should he have any additional questions regarding his COBRA benefits, he is to contact Patti Martin via
email, first class mail or telephone.   He
further acknowledges that after March 29, 2007, because of federal banking regulations, he is not permitted in any areas of the Bank which are not open to the general public.

        d. Executive acknowledges and agrees that the benefits to be provided to Executive by Corporation pursuant to this Paragraph are, in significant and substantial part, in addition to those benefits to which he is already or would otherwise be entitled.

    2. Costs, Including Attorneys' Fees. Executive understands and agrees that Corporation shall not be liable to Executive and/or any present or former attorney for any costs, expenses, or attorneys' fees of any kind or amount. Furthermore, Executive expressly agrees that he is not to be considered to be the "prevailing" or "successful" party within the meaning of any statute, rule, or other law.

    3. Release by Executive. In consideration of the payments and severance benefits set forth in this Agreement which consideration and severance benefits Executive was not otherwise entitled to receive, and intending to be legally bound, Executive, and all other persons or entities claiming with, by, or through him, hereby releases and forever discharges Corporation, and its predecessors, successors, affiliates, subsidiaries, parents, partners and all of their present and past shareholders, directors, officers, agents, employees and attorneys, and all other persons or entities who could be said to be jointly or severally liable with them, (individually and collectively "the Releasees") from any and all liabilities, claims, actions, causes of action, rights, judgments, obligations, demands, or suits presently asserted or not asserted, accrued or unaccrued, known or unknown, that Executive had, now has, or may have or could claim to have against the Releasees, from the beginning of time to the date of execution of this Agreement, including, but not limited to all claims and rights in any way arising from or based upon Executive's employment with Corporation, or which relate in any way to the termination of Executive's employment with Corporation, and also including Title VII of Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Rehabilitation Act of 1973, the Pennsylvania Human Relations Act, the Federal Age Discrimination in Employment Act, the Federal Older Workers Benefit Protection Act, the Family and Medical Leave Act, any Whistleblower provision of any statute or law, the Employee Retirement Income Security Act of 1974, and any other statute, regulation, or law or amendments thereto.

        Executive further agrees that the payments and benefits described in this Agreement shall be in full satisfaction of any and all claims for payments or benefits, whether express or implied, that Executive may have against the Releasees arising out of his employment relationship or his service as an executive, officer, employee, and director of the Corporation and the termination thereof, including the Executive Incentive Retirement Agreement and Group Term Replacement Plan.

     4. Indemnification by Corporation. To the extent that the Corporation has officers' and directors' liability insurance coverage covering the acts of Executive, Corporation shall, subject to the exclusions and limitations set forth therein, indemnify and hold harmless Executive if he is made a party, is threatened to be made a party to, or otherwise receives any other legal process in any action, suit, or proceeding by reason of the fact that he was a director, officer, or employee of the Corporation or any of its subsidiaries. Executive shall be indemnified and held harmless to the fullest extent permitted or authorized under the officer's and director's liability insurance policy, provided that such indemnification does not violate the Corporation's articles of incorporation, bylaws, the laws of the Commonwealth of Pennsylvania, or banking laws and regulations.

     5. No Admission of Wrongdoing. Executive agrees that this Agreement is not to be construed as a finding or admission of wrongdoing or liability or illegal or unethical conduct by any party. Nothing in this Agreement shall constitute precedent or evidence in any investigation, proceeding, or trial, with the exception that this Agreement shall be admissible evidence in any proceeding to enforce its terms or secure a remedy for breach of its terms.

     6. Application for Employment. Executive agrees that he will not seek employment from any of the Releasees, and he hereby releases the Releasees from any and all liability on account of any denial by them of employment.

     7. Confidential Information.

        a. Executive agrees that he will not communicate the terms and conditions of this Agreement or the negotiations preceding it to any persons other than his or her spouse, attorneys and tax advisors.

        b. Executive hereby acknowledges that as a result of his employment, he has had access to, obtained, or developed certain confidential, nonpublic, and/or legally privileged information, which includes, but is not limited to: information relating to Corporation's past, present or future business activities; trade secrets; financial information; technical systems; new product development; acquisition prospects and strategies; compliance matters; information contained in personnel files and medical files; the business operations; the internal structure of Corporation; the names of and any and all information, including personal consumer information requiring protection under federal financial privacy laws, respecting the past, present and prospective customers or clients of Corporation; target customers or markets; past, present or future research done by Corporation respecting the business or operations of Corporation; financial information; vendor or provider contracting arrangements; funding sources, services; systems; methods of operation; sales and marketing information; methods; procedures; referral sources, referral source information, or referral lists; revenues; costs; expenses; operating data; reimbursements; contracts; contract forms; arrangements; plans; prospects; correspondence; memoranda and office records; electronic and data processing files and records; identities, addresses, telephone numbers, electronic mail addresses, or other methods of contacting persons who might use or currently use the services of or who have been customers of Corporation ("Information"). All such Information, marketing methods, supplies, files (closed or pending), literature, policies and procedure manuals, as well as any information regarding any and all aspects of Corporation, or being used by Corporation, are the sole and confidential property of Corporation and shall be treated as confidential. Executive agrees to hold inviolate, not to disclose, and to keep secret all such Information and will not for any reason or purpose use, permit to be used, or disclose to any party any Information.

        c. If he has not already done so, immediately upon execution of this Agreement, Executive agrees to return to Corporation, and not keep a copy of, all confidential information including, but not limited to: written information, files (including electronic files), materials, lists, or other financial information, documents, and other materials or records or writings of any type, including copies thereof, made, used or obtained by Executive in connection with his or her relationship with Corporation.

       8. Cooperation and Non-Disparagement. Executive agrees that he will not disparage or make derogatory comments about the Corporation, its subsidiaries and affiliates, Corporation's present and former officers, directors, employees, agents, or attorneys, or their business practices. Corporation agrees that it will take reasonable steps to ensure that its officers and directors do not disparage or make derogatory comments about Executive.

       Executive further agrees that he will not attend the Annual Shareholders meeting. Executive further agrees that he will not attend any shareholders meeting and shall not grant a proxy to any person other than the Corporation or its management to attend the meeting.

       9. Injunctive Relief. Corporation and Executive agree that any breach of the agreements and representations set forth in paragraphs 7 and 8 will cause the Releasees and Executive irreparable harm, that such injury cannot be remedied adequately by the recovery of monetary damages, that upon such a breach any or all of the Releasees or Executive shall be entitled, in addition to and not in lieu of any and all other remedies, to injunctive or other equitable relief without the posting of any bond or undertaking and that such injunctive and/or equitable relief will not work a hardship on the Executive or

Corporation. Executive further agrees that in any and/or all such circumstances, all of his obligations under this Agreement will remain in full force and effect.

      10.  Acceptance Period.

           The following notice is included in this Agreement as required by the Older Workers Benefit Protection Act:

          You have up to twenty-one (21) days from the date of receipt of this release to accept the terms of this release, although you may accept it at any time within those twenty-one (21) days. You are advised to consult with an attorney regarding this release.

The twenty-one (21) day period will begin to run on the day after Executive receives this Agreement. It will then run for a full twenty-one (21) calendar days and expire at the end of the twenty-first day (the "Acceptance Period"). In order to accept this Agreement, Executive must sign his or her name and date his signature at the end of this letter and return it to Corporation, c/o Mark D. Gainer, Chairman, President, and Chief Executive Officer, Union National Financial Corporation, 570 Lausch Lane, Lancaster, Pennsylvania 17601. If the twenty-first day of the Acceptance Period falls on a Saturday, a Sunday, or a legal holiday, the Corporation's receipt of his acceptance by the close of business on the next business day immediately following such Saturday, Sunday or legal holiday will be sufficient to effect a timely acceptance of this Agreement.

    11. Revocation Period. Executive has the right to revoke this Agreement at any time within seven (7) days from the date Executive signs and delivers this Agreement to the Corporation (the "Revocation Period"), and this Agreement will not become effective and enforceable until the Revocation Period has expired. (NOTE: The Revocation Period will begin on the day after the day on which Executive has signed this

Agreement and delivered it to the Corporation and, as indicated by the date Executive affixes to his signature at the end of this Agreement. It will then run for seven calendar days and expire at the end of the seventh day.) In order to revoke this Agreement, Executive must notify the Corporation in writing of his or her decision to revoke the Agreement. Executive must ensure that the Corporation (via Mr. Gainer, at the address indicated in Paragraph 10 above) receives his or her written notice of revocation at his office in Lancaster, Pennsylvania within the aforementioned Revocation Period. If the seventh day of the Revocation Period falls on a Saturday, a Sunday, or a legal holiday, the Corporation's receipt of his notice of revocation by the close of business on the next business day immediately following such Saturday, Sunday or legal holiday will be sufficient to effect a timely revocation of this Agreement. Provided that the Revocation Period expires without his having revoked this Agreement, this Agreement shall take effect on the next day following the Revocation Period, and such next day shall constitute the Effective Date hereof.

    12. Corporation Not Executive's Advisor. Corporation makes no representation or warranty, express or implied, to Executive regarding the treatment of this Agreement or any payments Executive may receive by virtue of or in connection with any provision of this Agreement, under state, federal, or local laws pertaining to income or other taxation, nor does Corporation provide to Executive any advice regarding the financial, investment, or legal desirability of his entering into this Agreement or making any elections or granting any releases referred to herein; and Executive acknowledges that it is and has been his sole and entire responsibility to explore any such aspects of this Agreement with attorneys and/or other advisors of his
                                 10
own selection, in connection with both his decision to enter into this Agreement and any decisions or elections which Executive may subsequently make in relation to any of the subject matter of this Agreement. Corporation makes no representation as to the applicability of Internal Revenue Code Section 409A to the payments under this Agreement or the Employment Agreement.

     13.  Agreement Freely and Voluntarily Entered Into.
Executive warrants and represents that he has signed this Agreement after review and consultation with legal counsel of his choice and that he understands this Agreement and signs it freely, knowingly and voluntarily, without any legal reservation and fully intending to be legally bound hereby.

     14. Representations to Corporation. In connection with his entering into this Agreement, and as an inducement for Corporation to enter into this Agreement, Executive hereby represents the following matters to Corporation:

          a. That Executive has carefully read and fully understands all of the provisions of this Agreement which sets forth the entire agreement between Executive and Corporation, and that Executive has not relied upon any representations or statements, written or oral, not set forth in this document;

          b. That Executive has had such time as Executive deemed necessary to review, consider, and deliberate as to the terms of this Agreement; and

          c. That Exhibit A hereto sets forth in reasonable detail any instances known to Executive in which the Corporation is or may be, was or may have been, in violation either of any statute or regulation, applicable to the Corporation.

     15. Severability. Should any provision(s) of this Agreement be determined, in a proceeding to enforce or interpret this Agreement, to be invalid or unenforceable, then, provided that the provision(s) deemed to be invalid or unenforceable do not constitute all or substantially all of the undertakings by either Executive or Corporation, the remainder of this Agreement shall continue in full force and effect.

     16. Notices. Any notice, request, claim, demand, document, or other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex, telecopy, or certified or registered mail, postage prepaid, as follows:

      A.  If to Corporation:
          Mark D. Gainer
          Chairman, President, and Chief Executive Officer
          Union National Financial Corporation
          570 Lausch Lane
          Lancaster, Pennsylvania 17601

      B.  If to Executive:
          Clement M. Hoober
          ______________________________
          3871 Sterling Way
          _______________________[address]
          Columbia PA, 17512
          _______________________[address]

       Or to any other address as any party shall have specified for itself by notice in writing to the other party.

      17. Choice of Law. This Agreement shall be governed by, construed under and enforced pursuant to the laws of the Commonwealth of Pennsylvania.

      18. Complete Written Settlement. This Agreement expresses a full and complete settlement of all disputes between Executive and the Releasees. Executive agrees that there are absolutely no agreements or reservations relating to termination of Executive's employment and Executive's release of the Releasees that are not clearly expressed in writing herein. This Agreement may not be modified except in writing signed by all parties hereto. Executive further agrees that the payments and benefits described herein are all he and/or his counsel are ever to receive with regard to Executive's termination of employment and execution of this Release, and that the execution hereof is with the full knowledge that this Agreement covers all possible claims.

      19. Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

      20. Counterparts. This Agreement may be executed in multiple counterparts, and shall be fully valid, legally binding and enforceable whether executed in a single document or in such counterparts.

      IN WITNESS WHEREOF, the parties have executed this Complete
Settlement Agreement and General Release on the date first written above.

WITNESS                         Executive

/s/ Patti Martin                /s/ Clement M. Hoober      5/4/07
_______________________         _________________________________
Patti Martin                    Clement M. Hoober

ATTEST:                         UNION NATIONAL FINANCIAL
                               CORPORATION
/s/ Donna Stoudt                     /s/ Mark D. Gainer    5/4/07
_______________________________ By:_____________________________


ATTEST:                         UNION NATIONAL COMMUNITY
                               BANK
/s/ Donna Stoudt                    /s/ Mark D. Gainer     5/4/07
_______________________________ By:______________________________

                           EXHIBIT A

       Any instances known to Executive in which the Corporation is or may be, was or may have been, in violation either of any statute or regulation, applicable to the Corporation:

       Executive is only aware of those comments and criticisms
that are set forth in results in examination and other
correspondence with applicable bank regulatory agencies.
                                 /s/ Clement M. Hoober